EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Artisoft, Inc. (the “Company”) for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kenneth M Clinebell, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2006	/s/ KENNETH M. CLINEBELL	Kenneth M. Clinebell
Interim Chief Financial Officer